UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2007

CARRINGTON LABORATORIES, INC.
Exact name of Registrant as specified in its charter)

Texas	0-11997	75-1435663

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

2001 Walnut Hill Lane
Irving, Texas	75038

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 518-1300

                                     Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On August 14, 2007, the Registrant issued a press release reporting its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.carringtonlabs.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit is deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT
NUMBER        DESCRIPTION

   99.1                Press release dated August 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: August 14, 2007	By:	/s/ Carlton E. Turner
Carlton E. Turner, Ph.D., D.Sc.
President and Chief Executive Officer

INDEX TO EXHIBITS
Exhibit Number	Description

99.1	Press Release dated August 14, 2007.